EXHIBIT 10.24
HEARUSA, INC.
INVESTOR RIGHTS AGREEMENT

i

Page
5.6 Notices	16

5.7 Attorney’s Fees	16

5.8 Counterparts	17

5.9 Table of Contents; Headings; Rules of Construction	17

5.10 No Third Party Beneficiaries	17

5.11 Time of the Essence	17

5.12 Termination	17

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DEFINED TERMS

Agreement	1
Board	1
Business Combination	2
Change of Control	1
Commission	3
Common Stock	3
Company	1
Control Transaction	15
Credit Agreement	1
Deferral Period	9
Equity Securities	14
Exchange Act	3
herein	17
hereof	17
hereto	17
Include	17
including	17
Incumbent Board	1
Investor	1
Outstanding Company Common Stock	1
Outstanding Company Voting Securities	1
Person	17
Registrable Securities	3
Registration Effective Date	4
Registration Expenses	10
Registration Statement	3
SEC	3
Securities Act	3
Selling Expenses	10
Shares	3
Shelf Registration Statement	4
State Acts	3

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INVESTOR RIGHTS AGREEMENT
     THIS INVESTOR RIGHTS AGREEMENT (this “Agreement“) is entered into as of the _30th___day of December, 2006, by and between HEARUSA, INC., a Delaware corporation (the “Company“) and SIEMENS HEARING INSTRUMENTS, INC., a Delaware corporation (the “Investor“).
Recitals
     WHEREAS, the Investor is loaning the Company additional funds pursuant to that certain Second Amendment to the Amended and Restated Credit Agreement dated February 10, 2006 (as amended from time to time, the “Credit Agreement”) pursuant to which the Investor has the option to convert all or part of the principal and accrued interest thereunder into Common Stock; and
     WHEREAS, the Credit Agreement requires the execution and delivery of this Agreement.
     NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1 GENERAL.
     1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:
(a)	“Board” means the Board of Directors of the Company.

(b)	“Change of Control” means the happening of any of the following events:
                    (i) The acquisition, other than in a transaction approved by the Incumbent Board, by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (iii) of this Section 1.1(a); or
                    (ii) Individuals who, as of the date of this Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board; or
                    (iii) Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless, in each case following such Business Combination, (A) all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person or group (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such person or group owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
                    (iv) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company, or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, (1) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 25% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any person or group (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such person or group owned 25% or more of the Outstanding Company Common Stock or

Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.
          (c) “Common Stock” means the $0.10 par value common stock of the Company.
          (d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (e) “Registrable Securities” means (i) the Shares and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a person to the public either pursuant to a registration statement or Rule 144, or (ii) sold in a private transaction in which the transferor’s rights under Section 2 are not assigned.
          (f) “SEC” or “Commission” means the Securities and Exchange Commission.
          (g) “Securities Act” shall mean the Securities Act of 1933, as amended.
          (h) “Shares” shall mean the Common Stock issued pursuant to conversion under the terms of the Credit Agreement held from time to time by the Investor and its permitted assigns.
          (i) “State Acts” shall mean the applicable securities or “blue sky” laws of the States of the United States, as amended, and the rules and regulations thereunder, all as the same shall be in effect at the time.
SECTION 2 REGISTRATION.
     2.1 Restrictions on Transfer.
          (a) The Investor shall not make any disposition of all or any portion of the Shares or Registrable Securities other than to an “affiliate” as that term is defined in SEC Rule 144 unless and until:
               (i) there is then in effect a registration statement (a “Registration Statement”) under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
               (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. Notwithstanding the foregoing, the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

          (b) Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ANY APPLICABLE STATE SECURITIES LAWS (THE “STATE ACTS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND THE STATE ACTS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT. A COPY OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of the Investor if the Investor shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend.
          (d) Any legend endorsed on an instrument pursuant to the State Acts and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.
     2.2 Required Registration.
          (a) The Company will, (i) within ninety (90) days following the date of this Agreement, prepare and file with the Commission a Registration Statement on Form S-3 or, if not available, Form S-1, or any equivalent form for registration by issuers in accordance with the Securities Act, to permit the resale from time to time of the Registrable Securities under the Securities Act on a delayed or continuous basis pursuant to Rule 415 (the “Shelf Registration Statement”), (ii) use reasonable best efforts to cause the Shelf Registration Statement to be declared effective (the “Registration Effective Date”) as soon as reasonably practicable and in any event within one hundred eighty (180) days after the date of this Agreement, and (iii) use reasonable best efforts to cause the Shelf Registration Statement to remain effective until the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold to the public pursuant to such registration statement in accordance with the intended methods of distribution thereof. The plan of distribution contemplated by the Shelf Registration Statement shall permit resales of Registrable Securities in the manner or manners designated by the Investor, including offers and sales through underwriters or agents, offers and sales directly to investors, block trades and such other methods of offer and sale as the Investor shall request. The Company shall not permit any securities other than Registrable Securities to be included in the Shelf Registration Statement.
          (b) Subject to Section 2.2(c), if, following the Registration Effective Date, the Investor desires to sell Registrable Securities in an underwritten offering pursuant to the Shelf Registration Statement, it may request in writing that the Company file an amendment to the Shelf Registration Statement, stating the number of shares of Registrable Securities proposed to be sold and describing the plan of distribution, and the Company shall file such an amendment to the Shelf Registration Statement as soon as reasonably practicable and use reasonable best efforts to cause such amended Shelf Registration Statement to become effective as soon as reasonably practicable.
          (c) In any underwritten offering pursuant to this Section 2.2, the Investor shall have the right to select one managing underwriter, and such managing underwriter shall be the sole managing underwriter for any such offering. The Company (together with the Investor) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including questionnaires, custody agreements, powers of attorney, lockup agreements and indemnification agreements, as applicable.
          (d) The parties acknowledge and agree that although the Company is obligated to use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, the Company will not be liable to the Investor for liquidated damages or penalties in the event its best efforts are insufficient to accomplish the intent of the foregoing.
     2.3 Piggy-Back Registration.
          (a) If at any time, the Company proposes to register (other than pursuant to Section 2.2) any of the Common Stock under the Securities Act for sale to the public, (i) either for its own account only or for both its account and the account of other security holders, or (ii) if when the Registration Statement contemplated by Section 2.2 is not effective, either for its account, the account of other security holders or both (except with respect to Registration Statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public or any successor thereto), each such time the Company will give prompt written notice to the Investor of its intention to do so and of the Investor’s rights under this Section 2.3, at least ten (10) business days prior to the anticipated filing date of the registration statement relating to such registration. Upon the written request of the Investor, received by the Company within five (5) business days after receipt of the Company’s notice by the Investor, to register any of its Registrable Securities, the Company will use reasonable best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the Registration Statement proposed to be filed by the Company. The Investor may elect, prior to the anticipated effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) In the event that any registration pursuant to this Section 2.3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced if and to the extent that the managing underwriter notifies the Company in writing that, in its opinion, such inclusion would exceed the largest number of securities which can be sold without reasonably expecting to have an adverse effect on such offering, including the price at which such securities can be sold by the Company therein. The reduction referred to in the immediately preceding sentence shall be applied as follows: (i) the reduction shall be applied first, to the securities of security holders of the Company, if any, with registration rights other than the Investor, that are entitled to, and are requested to be included in, such registration, pro rata among all such security holders, based on the number of securities held by such security holders, second, to the Registrable Securities, and third, to the securities included in such registration by the Company; provided, however, that if the time period set forth in Section 2.2(a) has expired without the Shelf Registration Statement pursuant to Section 2.2(a) having been filed or having been declared effective, the reduction shall be applied first, to the securities included in such registration by the Company, second, to the securities of security holders of the Company other than the Investor, if any, which are entitled to, and are requested to be included in, such registration pro rata among all such security holders, based on the number of securities held by such security holders, and third, to the Registrable Securities. Notwithstanding the foregoing, the Company may withdraw any Registration Statement referred to in this Section 2.3 without thereby incurring any liability to the holder or holders of Registrable Securities.
          (c) In any underwritten offering pursuant to this Section 2.3 in which no less than twenty-five percent (25%) of the Registrable Securities are proposed to be sold, the Investor and the Company shall each have the right to select one managing underwriter and such managing underwriters shall be the sole managing underwriters for any such offering. The Company (together with the participating shareholders) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting, as well as all other documents customary in similar offerings, including questionnaires, custody agreements, powers of attorney, lockup agreements and indemnification agreements, as applicable.
     2.4 Registration Procedures.
          (a) If and whenever the Company is required by the provisions of Section 2.2 or 2.3 to effect the registration of any shares of Registrable Securities, the Company will, as expeditiously as reasonably practicable:
               (i) prepare and file with the Commission a Registration Statement with respect to such securities and use commercially reasonable best efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated by Section 2.2(a) or 2.4(b), as applicable;
               (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified by Section 2.2(a) or 2.4(b), as applicable, and comply with the provisions of the Securities Act and the State Acts with respect to the disposition of all Registrable Securities covered by such Registration Statement in accordance with the sellers’ intended method of disposition set forth in such Registration Statement for such period;
               (iii) furnish to each seller of Common Stock and to each underwriter such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), copies of any correspondence with the Commission or its staff relating to such Registration Statement and such other documents as such persons reasonably may request in order to facilitate the public sale or other disposition of the Common Stock covered by such Registration Statement;
               (iv) use reasonable best efforts to register or qualify the Common Stock covered by such Registration Statement under such State Acts as the sellers of Common Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;
               (v) use reasonable best efforts to list the Common Stock covered by such Registration Statement with a national securities exchange (if such shares are not already listed) and with each additional securities exchange on which the similar securities of the Company are then listed;
               (vi) immediately notify each seller of Common Stock and each underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
               (vii) if the offering is underwritten and at the request of any seller of Common Stock, use reasonable best efforts to furnish on the date that Common Stock is delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such Registration Statement has become effective under the Securities Act and that (1) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the Registration Statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein), and (3) to such other matters as reasonably may be requested by counsel for the underwriters, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;
               (viii) make available for inspection by each seller of Common Stock, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;
               (ix) after the filing of the Registration Statement and any amendment or supplement thereto, the Company will promptly notify each seller of Common Stock covered by such Registration Statement and any amendment or supplement thereto of any order suspending the effectiveness of such Registration Statement issued or threatened by the Commission and, as promptly as practicable, use its commercially reasonable best efforts to prevent the entry of such stop order or to remove it if entered;
               (x) cooperate with the shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Common Stock to be sold and not bearing any restrictive legends, and enable such Common Stock to be in such denominations and registered in such names as the managing underwriters may request prior to any sale of the Common Stock to the underwriters;
               (xi) with respect to an underwritten offering, make appropriate members of senior management of the Company available (subject to consulting with them in advance as to schedule) for customary participation in telephonic, in-person conferences or “road show” presentations to potential investors;
               (xii) promptly notify the shareholders, counsel to the shareholders and the managing underwriter or agent, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, and (iii) of any request of the Commission to amend the Registration Statement or amend or supplement the prospectus or for additional information; and
               (xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, within the required time periods, an earnings statement covering a period of at least twelve (12) months, beginning with the first fiscal quarter of the Company after the effective date of the Registration Statement (as the term “effective date” is defined in Rule 158(c) under the

Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder or any successor provisions thereto.
          (b) For purposes of Sections 2.2 and 2.3, the period of distribution of Common Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it or a period of one hundred eighty (180) days, which ever first occurs.
          (c) In connection with each registration pursuant to Section 2.2 or 2.3, the sellers of Common Stock will furnish to the Company in writing such information with respect to themselves, their beneficial ownership of Common Stock, and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal securities laws, Commission rules and State Acts. The Company’s obligation to register the Common Stock held by any shareholder in any Registration Statement shall be contingent on such shareholder furnishing to the Company the information required by this Section 2.4(c). Moreover, no shareholder may participate in any underwritten offering hereunder unless such shareholder (i) provides the information required by this Section 2.4(c); (ii) agrees to sell such shareholder’s Common Stock on the basis provided in any underwriting arrangements approved by the Company or the participating shareholders, as applicable; and (iii) completes and executes all questionnaires, custody agreements, powers of attorney, lockup agreements, indemnification agreements, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          (d) In connection with each registration pursuant to Section 2.2 or 2.3 covering an underwritten public offering, the Company and each selling shareholder shall (i) enter into a written agreement with the managing underwriters selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, (ii) regardless of whether the agreement is entered into, make such representations and warranties to the selling shareholders and each of the underwriters in form, substance and scope as are customarily made in connection with an offering pursuant to any appropriate agreement or such Registration Statement, (iii) deliver such documents and certificates, including officers’ certificates, as may be customary in the circumstances and reasonably requested by the selling shareholders or the underwriters, (iv) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 2.6 and 2.7 and (v) take such other actions as are reasonably required in order to expedite or facilitate the disposition of the securities covered thereby.
     2.5 Suspension or Delay. Notwithstanding anything to the contrary in this Agreement, the Company may delay filing a Registration Statement or an amendment thereto, and may withhold efforts to cause a Registration Statement or amendment thereto to become effective if: (i) the Board determines in good faith after consultation with counsel that such action is required by applicable law; or (ii) the Company determines in good faith after consultation with counsel that the filing or use of the Registration Statement or amendment thereto would require the Company to disclose material information, including the fact that the Company is engaged in confidential negotiations regarding, or is in the process of completing, any significant business transaction, the disclosure of which would not be required in the absence of such Registration Statement, and the Board determines in good faith that such disclosure would be materially detrimental to the Company and its shareholders. Each period referred to above during which the use of a Registration Statement or amendment thereto is delayed in accordance with this Section 2.5 shall be referred to herein as a “Deferral Period”. Notwithstanding the foregoing, in no event shall the Company be entitled to more than one (1) Deferral Period of up to ninety (90) days in any 365-day period without the consent of the Investor. The Company shall terminate a Deferral Period as soon as practicable after the circumstances giving rise to the Company’s right to declare such Deferral Period cease to exist. The Company shall promptly give the Investor written notice of a determination to commence a Deferral Period, which notice shall contain a general statement of the reasons for such Deferral Period and the anticipated length of such Deferral Period, and shall notify the Investor upon the termination of each Deferral Period. Subject to the foregoing, if, after a Registration Statement becomes effective, the Company advises the holders of registered shares that the Company has determined in good faith that the Registration Statement is required to be amended to comply with applicable law or regulation, the holders of such registered shares shall suspend any further sales of their registered shares until the Company advises them that the Registration Statement has been amended.
     2.6 Expenses. All expenses incurred by the Company and the selling holders of Common Stock in complying with Sections 2.2 and 2.3, including all registration and filing and review fees, printing expenses, fees and disbursements of counsel to the Company and $30,000 of the fees of counsel to the Investor, fees and disbursements to independent public accountants for the Company, fees and expenses incurred in connection with complying with State Acts, fees of the National Association of Securities Dealers, Inc., fees of any securities exchange, transfer taxes, fees of transfer agents and registrars, costs of insurance, messenger, telephone and delivery expenses, but excluding any Selling Expenses, are called “Registration Expenses.” Registration Expenses shall not include underwriting discounts, selling commissions and fees of the counsel to the Investor in excess of $30,000, and all such fees and expenses are referred to as “Selling Expenses.” The Company will pay all Registration Expenses in connection with each Registration Statement under Sections 2.2 and 2.3. All Selling Expenses in connection with each Registration Statement under Sections 2.2 and 2.3 shall be borne by the participating shareholders in proportion to the number of shares of Common Stock sold by each, or by such participating shareholders as they may agree, except that fees of the counsel to the Investor in excess of $30,000 shall be borne by the Investor.
     2.7 Indemnification and Contribution.
          (a) In the event of a registration of any of the Common Stock under the Securities Act pursuant to Section 2.2 or 2.3, the Company will indemnify and hold harmless each seller of such Common Stock thereunder, each underwriter of such Common Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including any legal or other expenses reasonably incurred by such shareholder or any such controlling person in connection with defending or investigating any such action or claim), joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Common Stock was registered under the Securities Act pursuant to Section 2.2 or 2.3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such Registration Statement or prospectus. The indemnity agreement contained in this Section 2.7 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).
          (b) As a condition precedent to the right of the Investor to sell Registrable Securities in a registration pursuant to this Agreement, in the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 2.2 or 2.3, the Investor will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the Registration Statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 2.2 or 2.3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Investor, as such, furnished in writing to the Company by the Investor specifically for use in such Registration Statement or prospectus; and provided, further, that the liability of the Investor hereunder shall not in any event exceed the net proceeds received by the Investor from the sale of Registrable Securities covered by such Registration Statement. The indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld, conditioned or delayed).

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 2.7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 2.7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.
          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 2.7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so as to reflect the relative fault of each indemnifying party; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds received by it pursuant to such Registration Statement; and (B) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company, on the one hand, and of each selling shareholder, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Investor agree that it would not be just or equitable if contribution pursuant to this Section 2.7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
          (e) The indemnity and contribution provisions contained in this Section 2.7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any shareholder or any person controlling any shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, and (iii) any sale of Registrable Securities pursuant to any Registration Statement.
          (f) The obligations of the parties under this Section 2.7 shall be in addition to any liability which any party may otherwise have to any other party.
          (g) The indemnification and contribution required under this Section 2.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
     2.8 Changes in Common Stock. If there is any change in the Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.
     2.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned in whole or in part by the Investor to any “affiliate” of the Investor as that term is defined in Rule 144 which receives Shares from the Investor.
     2.10 Other Registration Rights. The Company covenants that it has not entered into, and, without the prior written consent of the Investor, shall not enter into, any agreement with any holder or prospective holder of any securities of the Company that grants such holder or prospective holder registration rights that would, in any case, reduce the number of shares includable by the Investor in a registration statement as provided for herein or otherwise adversely effect any material rights of the Investor under this Agreement.
     2.11 Rule 144 Reporting.
          (a) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company shall:
               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (ii) use reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
               (iii) furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.
          (b) The Company shall take such further action and shall offer all reasonable and necessary assistance including the delivery of a legal opinion letter and instructions to the Company’s stock transfer agent to enable the sale by the Investor of Registrable Securities pursuant to Rule 144 or any similar rule or regulation.
SECTION 3 COVENANTS OF THE COMPANY.
     3.1 Financial Reporting; Additional Information.
          (a) The Company will and will cause each of its subsidiaries to maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.
          (b) If the Company ceases to be a public company filing reports and other documents under the Exchange Act, and if the Investor then owns at least five percent (5%) of the outstanding Common Stock, the Company and the Investor will negotiate in good faith to provide the Investor with appropriate information and other rights.
SECTION 4 RIGHTS OF FIRST REFUSAL.
     4.1 Subsequent Offerings of Equity Securities. Subject to applicable securities laws, the Investor shall have a right of first refusal to purchase all or any portion of the Equity Securities that the Company may, from time to time, propose to sell and issue in a capital raising transaction after the date of this Agreement. Notwithstanding the foregoing, this right of first refusal shall be limited as may be necessary to comply with the applicable shareholder approval rules of the American Stock Exchange or any other national securities exchange or national market system on which the Common Stock may be listed such that the Company will not be required to obtain shareholder approval for such purchase of Equity Securities by the Investor. The term “Equity Securities” shall mean (i) any Common Stock, preferred stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, preferred stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, preferred stock or other security or (iv) any such warrant or right.
     4.2 Exercise of Refusal Right for Equity Securities. If the Company proposes to issue any Equity Securities, it shall give the Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions thereof and referring to the Investor’s right of first refusal hereunder. The Investor shall have ten (10) days from the receiving of such notice to agree to purchase all or any portion of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased, provided such purchase is consistent with the limitations of Section 4.1.
     4.3 Issuance of Equity Securities to Other Persons. The Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Investor pursuant to Section 4.2. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investor in the manner provided above.
     4.4 Right of First Refusal for Control Transaction. In the event the Company proposes any transaction that would constitute a Change of Control with, or primarily involving, a person which derives a material portion of its revenue from the research, development, manufacturing, marketing or sale of hearing aids (a “Control Transaction”), the Investor shall have a right of first refusal with respect to the Control Transaction.
     4.5 Exercise of Refusal Right for Control Transaction. If the Company proposes to enter into a Control Transaction, it shall give the Investor written notice of its intention, describing the Control Transaction, and the price and the terms and conditions thereof and referring to the Investor’s right of first refusal hereunder. The Investor shall have sixty (60) days from the receiving of such notice to agree to enter into the Control Transaction for the price and upon the terms and conditions specified in the notice by giving written notice to the Company.
     4.6 Control Transaction with Other Person. If the Investor does not exercise its right of first refusal with respect to the Control Transaction, the Company shall have one hundred twenty (120) days after the earlier of (a) the expiration of such sixty (60) day period or (b) the date of the Company’s receipt of written notice from the Investor that it does not intend to enter into the Control Transaction, to consummate the Control Transaction in respect of which the Investor’s rights were not exercised, at a price not lower and upon general terms and conditions not materially more favorable to the other party than specified in the Company’s notice to the Investor pursuant to Section 4.5. If the Company has not consummated the Control Transaction within one hundred twenty (120) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter consummate a Control Transaction without first offering such securities to the Investor in the manner provided above.

     4.7 Assignment of Rights of First Refusal. The rights of first refusal under this Section 4 may be assigned in whole or in part by the Investor to any “affiliate” of the Investor as such term is defined in Rule 144.
SECTION 5 MISCELLANEOUS.
     5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. Any action brought by either party under or in relation to this Agreement, including to interpret or enforce any provision of this Agreement, shall be brought in, and each party does hereby submit to the jurisdiction and venue of, any state or federal court located in Manhattan, New York. The parties hereby irrevocably waives any and all right to trial by jury or any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     5.2 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns, and shall be enforceable by the parties hereto and their respective permitted successors and assigns; without limiting the foregoing, the rights and obligations of the Investor may be assigned to any person to whom the Credit Agreement is assigned, whether by operation of law or otherwise.
     5.3 Entire Agreement. This Agreement, together with the Credit Agreement and the agreements related thereto, constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersede any prior agreements and understandings between the parties with respect to those matters.
     5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     5.5 Amendment and Waiver Any modification or amendment of this Agreement shall be effective only if made in writing and signed by each of the parties. Any waiver of any provision of this Agreement shall be effective only if made in writing and signed by the party against whom such waiver is sought to be enforced. Waiver by either party of any breach or default by the other party shall not be deemed a waiver of any other breach or default.
     5.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.
     5.7 Attorney’s Fees. In the event that any suit or action is instituted in relation to this Agreement, including to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party in relation to this Agreement, including such reasonable fees and expenses of attorneys and accountants, which shall include all fees, costs and expenses of appeals.
     5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     5.9 Table of Contents; Headings; Rules of Construction.
          (a) The Table of Contents and headings contained herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.
          (b) “Include” and “including” and similar expressions are not expressions of limitation and shall be construed as if followed by the words “without limitation.”
          (c) The words “herein,” “hereto,” “hereof’ and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement.
          (d) The word “person” means any individual, sole proprietorship, partnership, joint venture, corporation, estate, trust, unincorporated organization, association, limited liability company, institution or other entity, including any that is a governmental authority.
          (e) Words importing the singular will also include the plural, and vice versa.
          (f) References to any gender shall be deemed to be references to the other genders.
          (g) The parties have participated jointly in the negotiation and drafting of this Agreement, so if an ambiguity or question of intent or interpretation arises as to any aspect of this Agreement, it will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of the authorship of any provision of this Agreement.
     5.10 No Third Party Beneficiaries. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person.
     5.11 Time of the Essence. Time is of the essence of each and every provision of this Agreement.
     5.12 Termination. This Agreement shall terminate and be of no further force or effect upon the termination of the Credit Agreement, except that the provisions of Sections 2 and 5 shall continue in effect until the later of one hundred eighty (180) days after the termination of the Credit Agreement or the date on which the Investor no longer owns at least 50,000 of the Shares (adjusted for stock splits and dividends, reverse stock splits and similar recapitalizations).

     In witness whereof, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

HearUSA, Inc.
By:	/s/ Stephen J. Hansbrough
Name:	Stephen J. Hansbrough
Title:	President and CEO

Siemens Hearing Instruments, Inc.
By:	/s/ William J. Lankenau
Name:	William J. Lankenau
Title:	President and CEO

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